UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 14, 2014 (March 13, 2014)

CLEAN DIESEL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33710	06-1393453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4567 TELEPHONE ROAD, SUITE 100 VENTURA, CALIFORNIA		93003
(Address of Principal Executive Offices)		(Zip Code)

(805) 639-9458

(Registrants telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01

Entry into a Material Definitive Agreement.

As previously disclosed, on April 30, 2010, Clean Diesel Technologies, Inc. (the “Company”) received a complaint from the Hartford, Connecticut office of the U.S. Department of Labor (“U.S. DOL”) under Section 806 of the Corporate and Criminal Fraud Accountability Act of 2002, Title VIII of the Sarbanes-Oxley Act of 2002,18 U.S.C. §1514A (“SOX”), alleging that Ms. Ann B. Ruple, the Company’s former Chief Financial Officer, was fired in retaliation for engaging in SOX-protected activity. On September 27, 2013, the Company received notification from the U.S. DOL Occupational Safety and Health Administration (“OSHA”) that it had completed its preliminary investigation of the complaint and found in Ms. Ruple’s favor. The preliminary findings were subject to further review upon the Company’s request for a hearing. The matter was set for a full, de novo hearing on the merits, but the case was resolved by way of the U.S. DOL settlement process.

On March 13, 2014, the Company and Ms. Ruple entered into a Settlement Agreement and General Release (the “Agreement”) which, upon approval by the U.S. DOL’s administrative law judge, settles and resolves all claims asserted by Ms. Ruple, and the OSHA matter in its entirety. Under the Agreement, the Company shall pay a lump sum total of $430,000 to Ms. Ruple and issue to her 75,000 shares of common stock. The Agreement also provides that the Company and Ms. Ruple exchange mutual releases and that the termination of Ms. Ruple’s employment by the Company was without cause.

Forward-Looking Statements Safe Harbor

Certain information contained in this Form 8-K constitutes forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact should be considered forward-looking statements, and include in this Form 8-K the settlement and resolution of all of Ms. Ruple’s claims and the OSHA matter and approval of the Agreement by the U.S. DOL’s administrative law judge. Forward-looking statements involve known or unknown risks, including, without limitation, that the Agreement may not ultimately resolve all of Ms. Ruple’s claims or the OSHA matter, Ms. Ruple may exercise her statutory right to rescind the Agreement, and the U.S. DOL’s administrative law judge may not approve the Agreement, each of which could materially and adversely affect the Company's financial condition, business and prospects. In addition, reference is made to the risks detailed in the Company's filings with the U.S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. The Company assumes no obligation to update the forward-looking information contained in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN DIESEL TECHNOLOGIES, INC.

March 14, 2014	By:	/s/ Nikhil A. Mehta
Name: Nikhil A. Mehta
Title: Chief Financial Officer